SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS

In November 2016, under the 2016 Equity Incentive Plan, the board of directors approved a grant to a director effective January 9, 2017 of an option to purchase up to 100,000 shares of common stock at a purchase price of $0.75 per share. Using the Black-Scholes Option Pricing Formula, the option was valued at $44,789, fair value. The option expires in 10 years and vests immediately. The option is expensed over the vesting terms.

In December 2016, the board of directors approved a grant to a senior advisor effective January 1, 2017 of a warrant to purchase up to 275,000 shares of common stock at a purchase price of $0.60 per share. Using the Black-Scholes Option Pricing Formula, the warrant was valued at $102,222, fair value. The warrant expires in 5 years and vests 181,250 immediately and the remaining in equal monthly installments of 9,375 over the next 10 months. The warrant is expensed over the vesting terms.

In January 2017, the Company issued options to the Company’s five independent directors under the 2016 Equity Incentive Plan to each purchase 50,000 shares of common stock at a purchase price of $0.85 per share. Each option was valued at $26,547, fair value, using the Black-Scholes Option Pricing Formula. The options expire in 10 years with 20,000 vesting immediately and the remainder vesting in quarterly equal installments of 10,000 commencing April 1, 2017. The options are expensed over the vesting terms.